UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 25, 2010 (October 1, 2010)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Explanatory Note: On October 6, 2010, Cell Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (“October 6th Form 8-K”) reporting a change in the Company’s certified accountant as a result of the merger between the Company’s independent registered public accounting firm, Stonefield Josephson, Inc., and another independent registered public accounting firm, Marcum LLP. This Current Report on Form 8-K/A is being filed to clarify that Marcum LLP is the Company’s new independent registered public accounting firm. Item 4.01 of the October 6th Form 8-K is amended and restated in its entirety below.

(a) On October 1, 2010, Cell Therapeutics, Inc. (the “Company”) was notified that its independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”), had combined its practice with Marcum LLP (the “Merger”). As a result, Stonefield notified the Company that it was resigning as the Company’s independent registered public accounting firm effective October 1, 2010 (the “Merger Date”). On October 6, 2010, the Audit Committee of the Company’s Board of Directors appointed Marcum LLP as the Company’s independent registered public accounting firm.

The principal accountant’s reports of Stonefield on the consolidated financial statements of the Company and its subsidiaries for the years ended December 31, 2009 and 2008 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and through the Merger Date, there were: (1) no disagreements between the Company and Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Stonefield’s satisfaction would have caused Stonefield to make reference thereto in connection with its reports on the financial statements for such years and (2) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and through the Merger Date, the Company did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Stonefield agrees with the Company’s statements in this Item 4.01(a). A copy of such letter, dated October 25, 2010, furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated October 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: October 25, 2010	By:	/S/ LOUIS A. BIANCO
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated October 25, 2010.